UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010 (November 8, 2010)

BlackRock, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(STATE OF INCORPORATION)

DELAWARE	001-33099	32-0174431
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Underwriting Agreement

On November 8, 2010, BlackRock, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Merrill Lynch Group, Inc. (“Merrill Lynch”), PNC Bancorp, Inc. (“PNC Bancorp”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and Morgan Stanley & Co. Incorporated (“MS&Co.”), as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which Merrill Lynch, an indirect wholly-owned subsidiary of Bank of America and a direct wholly-owned subsidiary of Merrill Lynch & Co., Inc., and PNC Bancorp, a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), agreed to sell to the Underwriters 56,283,134 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), including 45,395,052 shares of Common Stock issuable upon the conversion of the Company’s Series B Convertible Participating Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”) and including 5,207,376 shares of Common Stock exercisable under the Underwriters’ overallotment option (which was exercised in full on November 9, 2010), for resale by the Underwriters (the “Secondary Offering”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-169328) (the “Registration Statement”). The Company will not receive any of proceeds from the sale of Common Stock in the Secondary Offering.

The Company and the selling stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

At September 30, 2010, Merrill Lynch and PNC Bancorp and its affiliates owned approximately 3.7% and 34.7%, respectively, of the Company’s Common Stock outstanding and held approximately 33.9% and 24.3%, respectively, of the Company’s capital stock. Following the Secondary Offering, the PNC Exchange (as defined below) and the Direct Placement (as defined below), Merrill Lynch and PNC Bancorp and its affiliates will own 0% and 25.3%, respectively, of the Company’s Common Stock outstanding and will hold 7.1% and 20.3%, respectively, of the Company’s capital stock. Additionally, affiliates of Merrill Lynch and PNC Bancorp are acting as underwriters in the Secondary Offering. Further, affiliates of other underwriters in the Secondary Offering own our capital stock.

The Underwriters and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for us. They have received customary fees and expenses for these services. In particular, affiliates of some of the Underwriters are dealers under our $3.0 billion commercial paper program. In addition, affiliates of some of the Underwriters are lenders and/or documentation agents under our $2.5 billion revolving credit facility maturing in 2012.

The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is attached as an exhibit to this current report on Form 8-K and incorporated herein by reference.

Placement Agent Agreement

On November 8, 2010, the Company entered into a placement agent agreement (the “Placement Agent Agreement”) by and among the Company, Merrill Lynch, MLPFS and MS&Co., as placement agents (the “Placement Agents”), pursuant to which Merrill Lynch has agreed to sell 2,453,988 shares of Common Stock (consisting solely of shares of Common Stock issuable upon conversion of Series B Preferred Stock) to an institutional investor, subject to completion of the Secondary Offering (the “Direct Placement”). The Placement Agents used their commercially reasonable efforts to solicit from the institutional investor an offer to purchase approximately $400 million of Common Stock and do not have any obligations to buy any shares of Common Stock from Merrill Lynch nor are the Placement Agents required to arrange the purchase or sale of any shares of Common Stock. No fee will be paid to the Placement Agents for acting as such in the Direct Placement. The Company will not receive any proceeds from the Direct Placement. The Direct Placement will be made pursuant to a prospectus supplement to the Company’s prospectus, dated September 13, 2010, filed as part of the Company’s Registration Statement. Closing of the Direct Placement is conditioned upon the concurrent closing of the Secondary Offering.

The Company and Merrill Lynch have agreed to indemnify the Placement Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Placement Agents may be required to make because of any of those liabilities.

As described above, the Placement Agents and their affiliates have provided, and may in the future provide, investment banking, commercial lending, financial advisory and other services for us.

The foregoing summary is qualified in its entirety by reference to the text of the Placement Agent Agreement, a copy of which is attached as an exhibit to this current report on Form 8-K and incorporated herein by reference.

Exchange Agreement

On November 8, 2010, the Company entered into an exchange agreement (the “Exchange Agreement”) by and among the Company, PNC Bancorp and PNC, pursuant to which the Company agreed to issue, concurrently with the closing of the Secondary Offering, 11,105,000 shares of Common Stock to PNC Bancorp in exchange for an equal number of shares of our Series B Preferred Stock (the “PNC Exchange”) in a private exchange for which no commission or other remuneration has been paid or given for soliciting such exchange in accordance with section 3(a)(9) of the Securities Act. This issuance will allow PNC to retain a greater than 25% voting interest in the Company following the Secondary Offering and the Direct Placement.

The foregoing summary is qualified in its entirety by reference to the text of the Exchange Agreement, a copy of which is attached as an exhibit to this current report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 “Exchange Agreement” above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., Merrill Lynch Group, Inc., PNC Bancorp, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

1.2	Placement Agent Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., Merrill Lynch Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

10.1	Exchange Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., PNC Bancorp, Inc. and The PNC Financial Services Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/S/ DANIEL R. WALTCHER
Daniel R. Waltcher
Managing Director and Deputy General Counsel

Date: November 12, 2010

Exhibit Index

1.1	Underwriting Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., Merrill Lynch Group, Inc., PNC Bancorp, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein.

1.2	Placement Agent Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., Merrill Lynch Group, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

10.1	Exchange Agreement, dated as of November 8, 2010, by and among BlackRock, Inc., PNC Bancorp, Inc. and The PNC Financial Services Group, Inc.